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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-91684) of Pharmacia Corporation of our report dated December 20, 2002 relating to the financial statements of the Pharmacia Corporation Savings and Investment Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Florham Park, New Jersey
December 20, 2002